October 11, 1996
                                  Supplement to
                          Prospectus Dated May 1, 1996
                                      for
                           Variable Annuity Contracts
                     of Prudential's Annuity Plan Account-2
                         and Prudential's Gibraltar Fund

REINCORPORATION

     The following supplements the description of Prudential's Gibraltar Fund (the "Fund") on page 8.

     At the Fund's October 1, 1996 annual meeting, the stockholders approved an Agreement of Merger which will change the Fund's state of incorporation from Delaware to Maryland (the "Reincorporation"). It is anticipated that the Reincorporation will be effective as of May 1, 1997.

     There are two primary purposes for the Reincorporation. First, after the effective date of the Reincorporation, the Fund will no longer be required to pay franchise tax. Second, the Reincorporation will eliminate the need for annual stockholder meetings on routine matters. While Delaware corporations must always hold annual stockholder meetings, Maryland corporations that are registered under the Investment Company Act of 1940 (the "1940 Act"), such as the Fund, need only hold annual meetings when required by the 1940 Act. The Reincorporation will not result in a change in the Fund's business, management, directors, location of principal executive office, capitalization, assets, liabilities, or net asset value.

DIRECTORS OF THE FUND

     The following supplements the list of directors of the Fund on page 27 of the prospectus.

     At the October 1, 1996, annual meeting, the stockholders elected the five nominees for the Board of Directors. Messrs. Melzer, Fenster, McDonald and Weber were reelected. Jonathan M. Green was elected director. Mr. Green has served as President of Investment Management of Prudential's Money Management Group since March 1996. Prior thereto, he served as a Vice President and Portfolio Manager for T. Rowe Price Associates, Inc. Mr. Green and Mr. Melzer are interested persons of The Prudential, its affiliates or the Fund as defined in the 1940
Act and described on page 27 of the prospectus.

[QVA 81636]